SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 30, 2003

                         JONES LANG LASALLE INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                   001-13145                  36-4150422
      -------------------        -------------------          ----------------
       (State or other        (Commission File Number)         (IRS Employer
jurisdiction of Incorporation                                Identification No.)

             200 East Randolph Drive, Chicago, IL                  60601
           ----------------------------------------              ----------
           (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (312) 782-5800

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

      (c) Exhibits

      The following exhibit is included with this Report:

      99.1. Press release issued by Jones Lang LaSalle Incorporated dated July 30, 2003.

Item 9. Regulation FD Disclosure (including Disclosure of Results of Operations and Financial Condition provided under Item 12).

      The information in this report is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

      On July 30, 2003, Jones Lang LaSalle Incorporated issued a press release announcing its financial results for the second quarter of fiscal 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2003                JONES LANG LASALLE INCORPORATED

                                    By:    /s/ Lauralee E. Martin
                                           ------------------------------
                                    Name:  Lauralee E. Martin
                                    Title: Executive Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX

                                  -------------

Exhibit 99.1 Press release issued by Jones Lang LaSalle Incorporated July 30, 2003 announcing earnings for the second quarter of fiscal 2003, ended June 30.